
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the balance sheet of CNL Fund XI, Ltd. at December 31, 1996, and its statement of income for the year then ended and is qualified in its entirety by reference to the Form 10-K405 of CNL Income Fund XI, Ltd. for the year ended December 31, 1996.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1996
<PERIOD-START>                             JAN-01-1996
<PERIOD-END>                               DEC-31-1996
<CASH>                                       2,273,682
<SECURITIES>                                         0
<RECEIVABLES>                                  107,292
<ALLOWANCES>                                    14,746
<INVENTORY>                                          0
<CURRENT-ASSETS>                                     0<F1>
<PP&E>                                      26,016,146
<DEPRECIATION>                               1,966,469
<TOTAL-ASSETS>                              36,003,045
<CURRENT-LIABILITIES>                                0<F1>
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                             0
<OTHER-SE>                                  34,513,177
<TOTAL-LIABILITY-AND-EQUITY>                36,003,045
<SALES>                                              0
<TOTAL-REVENUES>                             3,928,692
<CGS>                                                0
<TOTAL-COSTS>                                  725,767
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                   0
<INCOME-PRETAX>                              3,464,705
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                          3,464,705
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                 3,464,705
<EPS-PRIMARY>                                        0
<EPS-DILUTED>                                        0

<F1>Due to the nature of its industry, CNL Income Fund XI, Ltd. has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.





